                                                                    EXHIBIT 10.3








                                 AMENDMENT NO. 1
                       TO POOLING AND SERVICING AGREEMENT
                                       AND
                         RECEIVABLES PURCHASE AGREEMENT


                          dated as of November 21, 1997


                                      among


                          AVONDALE RECEIVABLES COMPANY,


                              AVONDALE MILLS, INC.,


                                       and


                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                   as Trustee
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         This AMENDMENT No. 1 dated as of November 21, 1997 (this "Amendment")
is made among AVONDALE RECEIVABLES COMPANY, a Delaware corporation, as transferor ("ARC"), AVONDALE MILLS, INC., a Delaware corporation, as the Seller and initial Servicer ("Avondale"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Trustee (in that capacity, together with any successor in that capacity, the "Trustee").


                                   BACKGROUND


         1. Avondale, ARC and the Trustee (together, the "Original Parties") have entered into the Pooling and Servicing Agreement, dated as of April 29, 1996 (the "Pooling Agreement"); and Avondale and ARC have entered into the Receivables Purchase Agreement, dated as of the same date and amended prior to the date hereof (as so amended, the "Purchase Agreement"), pursuant to which Avondale agreed to sell and contribute, and ARC agreed to purchase and receive, certain Receivables.

         2. Avondale and ARC wish to amend the Pooling Agreement and the Purchase Agreement as provided herein, and the Trustee is willing to consent (by its execution hereof) to such amendments subject to the conditions specified herein.

         NOW, THEREFORE, for good and valuable consideration (the receipt of which is acknowledged) the parties agree as follows:


                                    ARTICLE I
                                   AMENDMENTS

         SECTION 1.01 Definitions. Capitalized terms used but not otherwise defined herein have the meanings set forth in Appendix A to the Pooling Agreement.

         SECTION 1.02 New Definitions. The following new defined terms are added to Appendix A to the Pooling Agreement and the Purchase Agreement, each in the proper alphabetical spot:

         "Seller Security Document" means each security document, in form and substance acceptable to the Buyer, delivered from time to time pursuant to any provision of the Purchase Agreement, including Section 1.6, as each such document may be amended, supplemented or otherwise modified from time to time.

         "Transferor Assignment" means an assignment, in form and substance acceptable to the Trustee, evidencing the transfer of the Transferred Assets by the Transferor to the Trustee thereunder, as it may be amended, supplemented or otherwise modified from time to time.

         "Transferor Security Document" means each security document, in form and substance acceptable to the Trustee, delivered from time to time pursuant to any provision of the Pooling Agreement, including Section 2.1(e), as each such document may be amended, supplemented or otherwise modified from time to time.

         SECTION 1.03 Changes to Definitions. (a) The definitions of "Domestic Person", "Receivable" "Seller Assignment Certificate", "Seller Transaction Documents" and "Transaction Documents", in Appendix A to the Pooling Agreement and the Purchase Agreement, are amended and restated to read as follows:

         "Domestic Person" means, with respect to a Receivable, any Person that has a place of business located in the United States of America, Puerto Rico, or the Canadian provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec; provided that such place of business is the billing location for such Receivables.
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         "Receivable" means any right of any Seller to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods or services (including rights under Bill and Hold arrangements) by such Seller or Graniteville Company (and including the right to payment of any interest or finance charges and other obligations with respect thereto).

         "Seller Assignment Certificates" means assignments by a Seller, substantially in the form of Exhibit B-1 and B-2 to the Purchase Agreement, evidencing Transferor's acquisition of the Purchased Assets generated by the Seller, as they may be amended, supplemented or otherwise modified from time to time.

         "Seller Transaction Documents" means the Purchase Agreement, the Seller Assignment Certificates, the Seller Security Documents and the Account Agreements.

         "Transaction Documents" means each Seller Transaction Document, the Pooling Agreement, the Seller Guaranty, each Supplement, each PI Agreement, each agreement to purchase Investor Certificates, each Intercreditor Agreement, the Transferor Security Documents, the Transferor Assignment and each other agreement designated as a Transaction Document in any Supplement or PI Agreement, as any of the same from time to time may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof.

         (b) The definition of "Excluded Receivable" shall be deleted in its entirety.

         SECTION 1.04 Changes to Purchase Agreement. (a) The second paragraph of
Section 1.6 of the Purchase Agreement is amended in its entirety to read as follows:

                  It is, further, not the intention of Buyer or any Seller that the conveyance of the Specified Assets by a Seller be deemed a grant of a security interest in the Specified Assets by such Seller to Buyer to secure a debt or other obligation of such Seller. However, in the event that, notwithstanding the intent of the parties, any Specified Assets are property of any Seller's estate, then (i) this Agreement also shall be deemed to be and hereby is a security agreement under applicable law, and (ii) the conveyance by such Seller provided for in this Agreement shall be deemed to be a grant by such Seller to Buyer of, and such Seller hereby grants to Buyer, a security interest in and to all of such Seller's right, title and interest in, to and under the Specified Assets to secure (1) the rights of Buyer hereunder and (2) a loan by Buyer to such Seller in the amount of the related Purchase Price of the Purchased Assets sold by it or the Unpaid Balance of any Contributed Receivables and the Related Contributed Assets, as the case may be. Each Seller and Buyer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were found to create a security interest in the Specified Assets, such security interest would be a perfected security interest of first priority (subject to Permitted Adverse Claims) in favor of Buyer under applicable law and will be maintained as such throughout the term of this Agreement.

         (b) Clause (e) of Section 6.3 of the Purchase Agreement is amended in its entirety to read as follows:

                  (e) Change in Name. Such Seller will not (i) change its corporate name or (ii) change the name under or by which it does business in any manner that would or may make any financing statement or any instrument similar in effect filed by such Seller in accordance herewith seriously misleading within the meaning of Section 9-402(7) of an applicable enactment of the UCC or otherwise ineffective under the laws of the applicable jurisdiction, in each case unless such Seller shall have given Buyer, the Servicer, the Trustee and the Rating Agencies 30 days' prior written notice thereof and unless, prior to any change in name, such Seller shall have taken and completed all action required by Section 7.3.

         (c) The final paragraph of Section 7.3 of the Purchase Agreement is amended in its entirety to read as follows:

                  Each Seller hereby authorizes Buyer or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof and such other instruments or notices,
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         relative to all or any of the Receivables and Related Assets of such
         Seller, in each case whether now existing or hereafter generated by such Seller. Except for material performance obligations of such Seller to any Obligor hereunder or under any of the Contracts, if (i) such Seller fails to perform any of its agreements or obligations under this Agreement and does not remedy the failure within the applicable cure period, if any, and (ii) Buyer in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect its interests under this Agreement, then Buyer or its designee may (but shall not be required to) perform, or cause performance of, such agreement or obligation and the reasonable expenses of Buyer or its designee or assignee incurred in connection with such performance shall be payable by such Seller as provided in
         Section 9.1.

         (d) Each reference in the Purchase Agreement to "Exhibit B" shall be amended to refer to "Exhibit B-1 and Exhibit B-2".

         (e) The Purchase Agreement shall be amended by adding Exhibit B-2 attached hereto as Exhibit B-2 thereto.

         SECTION 1.05 Changes to Pooling Agreement.

         (a) Clause (b) of Section 2.1 of the Pooling Agreement is amended in its entirety to read as follows:

                  (b) In connection with the transfer described in subsection
         (a), (i) Transferor will from time to time at its own expense, promptly execute and deliver such assignments, instruments and documents (including the Transferor Assignment) that Trustee may reasonably request in order to perfect, protect and more fully evidence such transfer and (ii) Transferor and Servicer shall record and file or cause to be recorded and filed, as an expense of Servicer paid out of the Servicing Fee, financing statements, assignments and such other instruments, notices and documents with respect to the Transferred Assets meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Transferred Assets to the Trust. In connection with the transfer described in subsection (a), Transferor and Servicer further agree to deliver to Trustee each Transferred Asset (including any original documents or instruments included in the Transferred Assets as are necessary to effect such transfer) in which the transfer of an interest is perfected under the UCC or otherwise by possession. Transferor or Servicer shall deliver each such Transferred Asset to Trustee, as an expense of Servicer paid out of the Servicing Fee, immediately upon the transfer of any such Transferred Asset to Trustee pursuant to subsection (a).

         (b) Clause (g) of Section 7.1 of the Pooling Agreement is amended in its entirety to read as follows:

                  (g) Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority or other Person that are required to be obtained by Transferor, and all notices to and filings with any Governmental Authority or other Person, that are required to be made by it, in the case of each of the foregoing in connection with the transfer of Receivables and Related Transferred Assets to the Trust or the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect (other than the filings referred to in Section 2.3(a)(i)(A), all of which, at the time required in Section 2.3(a)(i)(A), will be duly made), except where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, would not have a substantial likelihood of having a Material Adverse Effect.

         (c) Clause (f) of Section 8.1 of the Pooling Agreement is amended in its entirety to read as follows:

                  (f) Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority or other Person that are required to be obtained by Servicer, and all notices to and filings with any Governmental Authority or other Person that are required to be made by it, in the case of each of the foregoing in connection with the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect, except where the failure to obtain or make such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, is not likely to have a Material Adverse Effect.

         SECTION 1.06 Changes to Both Purchase Agreement and Pooling Agreement. The Purchase Agreement and Pooling Agreement shall each be amended as follows:

         (a) Each reference to "perfected" shall be amended to refer to "perfected and protected".

         (b) Each reference to "financing statement" shall be amended to refer to "financing statement or any instrument similar in effect".

         (c) Each occurrence of the phrase "within the meaning of the UCC" shall be amended to read "under applicable law".

         (d) Each reference to "continuation statements" shall be amended to refer to "continuation statements or any instrument similar in effect".

         (e) Each reference to "state law" shall be amended to refer to "state or foreign law"; provided that such amendment shall not be made to Exhibit A of the Purchase Agreement.

         (f) Each reference to "perfection" with respect to the perfection or protection of a security interest shall be amended to refer to "perfection or protection".
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                                   ARTICLE II
                   CONDITIONS, REPRESENTATIONS AND WARRANTIES

         SECTION 2.01 Conditions Precedent. This Amendment shall be effective from and after the later of (a) November 21, 1997 or (b) the date upon which all of the conditions precedent specified below have been satisfied (the "Effective Date"). The conditions precedent are:

                  (i) The Trustee shall have received from each of Avondale and ARC a certificate, dated as of the date hereof, of an Authorized Officer as to:

                           (A) resolutions of its board of directors then in
                  full force and effect authorizing the execution, delivery and performance of this Amendment,

                           (B) the incumbency and signature of those of its
                  officers authorized to act with respect to this Amendment,

         upon which certificate the Trustee may conclusively rely.

                  (ii) The Trustee shall have received an opinion of counsel to Avondale and ARC that the modifications to the Pooling Agreement and the Purchase Agreement made pursuant to this Amendment are legal, valid and binding upon each of Avondale and ARC and that such amendments are permitted under the terms of the Pooling Agreement and the Purchase Agreement.

                  (iii) The representations and warranties of Avondale and ARC as set forth in the Transaction Documents shall continue to be true and correct, and the Trustee shall have received the certificate of an Authorized Officer of each of Avondale and ARC to the effect that the representations and warranties continue to be true and correct.

                  (iv) The Trustee shall have received an original counterpart of the Seller Assignment Certificate attached hereto as Exhibit B-2.

         SECTION 2.02 Representations and Warranties. Each of Avondale and ARC represents and warrants to the Trustee that:

         (a) The execution and delivery by it of this Amendment, and the performance of its obligations under the Pooling Agreement and the Purchase Agreement as modified by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approvals other than Assignment of Claims Act filings (if any shall be required), and other consents or approvals and do not and will not contravene or conflict with, or create any Adverse Claim under, (i) any provision of law, (ii) its constituent documents, (iii) any court or administrative decree applicable to it or (iv) any contractual restriction binding upon it or its property which conflict or adverse claim would have a substantial likelihood of having Material Adverse Affect.

                  (b) This Amendment has been duly executed and delivered by it, and the Pooling Agreement and the Purchase Agreement, as amended, are its legal, valid and binding obligations, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (c) The warranties made by it in the Pooling Agreement and the Purchase Agreement are true and correct as of the date hereof as though made on that date, except to the extent that the warranties specifically relate to an earlier date.
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                  (d) After giving effect to this Amendment, no Early Event or
         Unmatured Early Amortization Event shall have occurred and be continuing.

         SECTION 2.03 Representations and Warranties of Trustee2.03 Representations and Warranties of Trustee. The Trustee represents and warrants that:

                  (a) it is a banking corporation organized, existing and in good standing under the laws of the State of New York,

                  (b) it has full power, authority and right to execute, deliver and perform this Amendment, and has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment, and

                  (c) this Amendment has been duly executed and delivered by the Trustee, and is a legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.


                                   ARTICLE III
                                  MISCELLANEOUS

         SECTION 3.01 Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

         (b) This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

         (c) Any reference to the Pooling Agreement or the Purchase Agreement contained in any notice, request, certificate or other document executed concurrently with or after the Effective Date shall be deemed to be a reference to the Pooling Agreement or the Purchase Agreement as amended hereby. Except as expressly modified hereby, the Transaction Documents hereby are ratified and confirmed by the parties hereto. The amended Pooling Agreement, the amended Purchase Agreement and the other Transaction Documents remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the day and year first above written.

                           AVONDALE RECEIVABLES COMPANY,
                           As Transferor



                           By:      /s/ J. Elliott Woodward
                                    --------------------------------------------
                              Title: Assistant Secretary
                                     -------------------------------------------


                           Address:          506 South Broad Street
                                             Monroe, Georgia 30655
                           Attention:        Treasurer
                           Telephone:        707/267-2226
                           Facsimile:        707/267-2543


                           AVONDALE MILLS, INC., as initial Servicer

                           By:      /s/ J. Elliott Woodward
                                    --------------------------------------------
                              Title:  Vice President, Treasurer and Assistant
                                     -------------------------------------------
                                     Secretary
                                     -------------------------------------------


                           Address:          506 South Broad Street
                                             Monroe, Georgia 30655
                           Attention:        Chief Financial Officer
                           Telephone:        707/267-2226
                           Facsimile:        707/267-2543

                           The Trustee joins in this Amendment for purposes of Evidencing its consent thereto.

                           MANUFACTURERS AND TRADERS TRUST
                           COMPANY, as Trustee

                           By:      /s/ Russell T. Whitley
                                    --------------------------------------------
                              Title  Assistant Vice President
                                     -------------------------------------------

                           Address:          1 M&T Plaza, 7th Floor
                                             Buffalo, New York 14203-2399
                           Attention:        Steve Wattie
                                             Corporate Trust Department
                           Telephone:        716/842-5849
                           Facsimile:        716/842-4474